UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS

JUNE 30, 1999

                                [UMBRELLA LOGO]


                      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                      THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES

                      THE TRAVELERS MONEY MARKET ACCOUNT
                      FOR VARIABLE ANNUITIES





[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TAMIC LOGO]     Travelers Asset Management International Corporation ("TAMIC")
                 provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts
                 contained in this report: The Travelers Growth and Income
                 Stock Account for Variable Annuities, The Travelers Quality
                 Bond Account for Variable Annuities and The Travelers Money
                 Market Acount for Variable Annuities.

[TIMCO LOGO]     The Travelers Investment Management Company ("TIMCO") provides equity management and subadvisory services for The Travelers
                 Growth and Income Stock Account for Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]



THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1999

ECONOMIC REVIEW

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998--which included a dive in bond yields and a 0.75% decrease in interest rates--yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9,700 to below 9,000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of the Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price-to-earnings multiples. Consumer prices rose 0.1% in February and 1.6% from a year ago.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA 10,000. After repeated assaults, the DJIA did breach 10,000 on March 16, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations

The Standard & Poor's 500 Stock Index ("S&P 500") gained 5.0% in the first quarter of 1999. The S&P 400 Mid Cap Index fell by -6.4% while the Russell 2000 Index declined by -5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and Consumer Discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. Both implications led to a furious rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5%, but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999 therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would preempt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the DJIA now trading well above 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price-to-earnings multiple for the stock market.

FIXED INCOME COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized GDP growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation--as measured by the Consumer Price Index ("CPI")--was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control.

However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the beginning stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8th and June 24th to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% at the end of June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained constant, generating considerable optimism that inflation had retreated. Further reports of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS


                                                                                                   PAGE
-------------------------------------------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES............................................................................  4

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES......................................... 17

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES......................................... 27

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by Travelers Asset Management International Corporation ("TAMIC") with The Travelers Investment Management Company ("TIMCO") serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ended June 30, 1999, Account GIS achieved a total return of 12.2%, before fees and expenses, in line with the S&P 500 index return of 12.4%. Net of fees and expenses, Account GIS's total return of 11.2% for the first half of 1999 was comparable to the 11.3% average return for variable annuity stock accounts in the Lipper Growth & Income category. On a trailing twelve month basis as of June 30, 1999, Account GIS had a total return of 21.6%, net of fees and expenses, well ahead of the Lipper Growth & Income average of 14.9%.

During the first quarter of 1999, stock selection was most favorable in the Technology, Financial Services and Utilities sectors while relative performance was disappointing in the Consumer Discretionary and Consumer Staples sectors.

Our holdings in the Technology sector added value relative to the benchmark as several successful growth stocks rebounded sharply from their early 1999 sell-off. Higher price-to-earnings growth stocks such as America Online, Sun Microsystems and EMC Corp, which fell in February as interest rates rose by nearly 50 basis points, posted gains of over 20% in March and helped Account GIS's performance.

In the Financial Services sector, our overweight positions in Merrill Lynch, Morgan Stanley Dean Witter and Lehman Brothers performed better than the rest of the investment banking and brokerage industry. In the Utilities sector, our positions in long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS, Nextel Communications and MCI Worldcom performed better than the regional telephone companies and the electric utilities group.

Account GIS's performance was hurt in the Consumer Discretionary sector as a result of our small overweight position in Rite Aid Corp, a discount drug retailer, which warned of an earnings shortfall in mid-March and still disappointed relative to lower expectations. We were also hurt by our overweight position in Suiza Foods, a leading producer of dairy products in the Consumer Staples sector, where the threat of rising milk prices cast doubts on the near term earnings outlook.

The market environment changed in the second quarter as successful stocks with high price-to-earnings ratios declined and out-of-favor, value-oriented stocks came surging back. As a general rule, we tend to exclude those stocks which lack earnings visibility and we, therefore, underperformed our benchmark. Stock selection was least favorable in the Technology, Health Care and Consumer Discretionary sectors and favorable in the Materials and Processing sector.

In the Technology sector, this philosophy led us to underweight positions in Computer Associates and Hewlett Packard which rose in the second quarter value stock rally. Our overweight position in high growth stocks such as America Online lost ground as investors expressed concerns about high valuation levels.

In the Health Care sector, McKesson HBOC, a medical services company, hurt performance as investors punished the stock for a negative restatement of earnings and concerns about prior accounting irregularities. Our positions in high growth companies like Pfizer, Watson Pharmaceuticals and Guidant Corp lost ground. In the Consumer Discretionary sector, a similar theme repeated itself as our position in Costco lost ground and cheap stocks with previous earnings woes such as Eastman Kodak rose sharply.

The Materials and Processing sector produced the best relative performance. A number of our overweight positions such as Lyondell Chemicals, Alcoa and W.R. Grace produced strong gains in anticipation of increased demand and higher commodity prices from a strong economy.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above the Dow Jones Industrial Average 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price-to-earnings multiple for the market.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the Technology sector, our recent emphasis in lower price-to-earnings growth stocks such as Compuware and BMCS has paid off well. We are also positioned to benefit from a continued rally in value stocks through our positions in materials stocks such as Alcoa, Georgia Pacific and W.R. Grace.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA



                                  [TAMIC LOGO]



                                  [TIMCO LOGO]

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999

ASSETS:
   Investment securities, at market value (cost $682,601,689) ............................               $ 1,003,820,011
   Receivables:
       Dividends .........................................................................                       922,846
       Investment securities sold ........................................................                    10,977,157
       Purchase payments and transfers from other Travelers accounts......................                       452,017
       Variation on futures margin .......................................................                        50,000
   Other assets ..........................................................................                        46,374
                                                                                                     ---------------------

          Total Assets ...................................................................                 1,016,268,405
                                                                                                     ---------------------

LIABILITIES:
   Cash overdraft ........................................................................                        95,293
   Payables:
       Investment securities purchased ...................................................                     6,807,720
       Contract surrenders and transfers to other Travelers accounts .....................                       386,864
       Investment management and advisory fees ...........................................                        96,200
       Insurance charges .................................................................                       188,031
   Accrued liabilities ...................................................................                         1,308
                                                                                                     ---------------------

           Total Liabilities .............................................................                     7,575,416
                                                                                                     ---------------------

NET ASSETS:                                                                                              $ 1,008,692,989
                                                                                                     =====================

                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE SIX MONTHS ENDED JUNE 30, 1999


INVESTMENT INCOME:
 Dividends  ...................................................................          $ 5,742,443
 Interest  ....................................................................              253,043
                                                                                  -------------------
     Total income .............................................................                                $   5,995,486


EXPENSES:
 Investment management and advisory fees  .....................................            2,830,065
 Insurance charges ............................................................            5,510,634
                                                                                  -------------------

     Total expenses ...........................................................                                    8,340,699
                                                                                                          -------------------

        Net investment loss ...................................................                                   (2,345,213)
                                                                                                          -------------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN
        ON INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold ....................................          270,210,470
  Cost of investment securities sold ..........................................          174,192,999
                                                                                  -------------------
        Net realized gain .....................................................                                   96,017,471


 Change in unrealized gain on investment securities:

  Unrealized gain at December 31, 1998 ........................................          313,449,599
  Unrealized gain at June 30, 1999 ............................................          321,218,322
                                                                                  -------------------

        Net change in unrealized gain for the period  .........................                                    7,768,723
                                                                                                          -------------------

           Net realized gain and change in unrealized gain ....................                                  103,786,194
                                                                                                          -------------------

 Net increase in net assets resulting from operations .........................                                $ 101,440,981
                                                                                                          ===================

                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                           SIX MONTHS
                                                                                             ENDED              YEAR ENDED
                                                                                            JUNE 30,            DECEMBER 31,
                                                                                             1999                  1998
                                                                                             ----                  ----
                                                                                          (UNAUDITED)
OPERATIONS:
 Net investment loss ........................................................        $     (2,345,213)       $  (2,586,058)
 Net realized gain from investment security transactions ....................              96,017,471           95,655,131
 Net change in unrealized gain on investment securities .....................               7,768,723          105,075,282
                                                                                    ------------------     ----------------

  Net increase in net assets resulting from operations.......................             101,440,981          198,144,355
                                                                                    ------------------     ----------------

UNIT TRANSACTIONS:
 Participant purchase payments
   (applicable to 1,449,025 and 3,313,169 units, respectively)  .............              29,403,448           55,597,200
 Participant transfers from other Travelers accounts
   (applicable to 2,811,972 and 5,422,153 units, respectively)  .............              57,150,148           90,631,767
 Administrative charges
   (applicable to 14,976 and 29,915 units, respectively)  ...................                (307,683)            (549,312)
 Contract surrenders
   (applicable to 1,548,374 and 3,114,020 units, respectively)  .............             (31,630,107)         (53,155,177)
 Participant transfers to other Travelers accounts
   (applicable to 2,034,394 and 4,220,307 units, respectively)  .............             (41,304,235)         (70,289,825)
 Other payments to participants
   (applicable to 56,203 and 164,728 units, respectively)  ..................              (1,135,585)          (2,822,777)
                                                                                    ------------------     ----------------

   Net increase in net assets resulting from unit transactions ..............              12,175,986           19,411,876
                                                                                    ------------------     ----------------
     Net increase in net assets .............................................             113,616,967          217,556,231

NET ASSETS:
 Beginning of period ........................................................             895,076,022          677,519,791

                                                                                    ------------------     ----------------

 End of period ..............................................................        $  1,008,692,989        $ 895,076,022
                                                                                    ==================     ================


                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $242,106,534 and $241,828,457, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $3,950,082 and $2,168,205, respectively, for the six months ended June 30, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $32,150 and $97,735 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

    At June 30, 1999, Account GIS held 8 open S&P 500 Stock Index futures contracts expiring in September, 1999. The underlying face value, or notional value, of these contracts at June 30, 1999 amounted to $2,763,400. In connection with these contracts, short-term investments with a par value of $1,120,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $864,267 and $2,690,651 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1999 is shown on the statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $15,670 and $24,080 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $117,996 and $246,946 of contingent deferred sales charges for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $22,990,000 and $21,175,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of June 30, 1999 and December 31, 1998, respectively. Transactions with this affiliate during the six months ended June 30, 1999 and the year ended December 31, 1998, were comprised of participant purchase payments of approximately $168,000 and $675,000 and contract surrenders of approximately $690,000 and $1,930,000, respectively.

5.  CHANGE IN ACCOUNTANTS

    Account GIS did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account GIS. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

    The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

    During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

6.  NET CONTRACT OWNERS' EQUITY

                                                                                                  JUNE 30, 1999
                                                                                ---------------------------------------------------
                                                                                                    UNIT             NET
                                                                                   UNITS            VALUE           ASSETS
                                                                                   -----            -----           ------
Accumulation phase of contracts issued prior to May 16, 1983 ...............       13,171,581     $ 22.289      $   293,611,447
Annuity phase of contracts issued prior to May 16, 1983 ....................          318,813       22.289            7,106,758
Accumulation phase of contracts issued on or after May 16, 1983 ............       32,996,052       21.412          706,568,207
Annuity phase of contracts issued on or after May 16, 1983 .................           65,686       21.412            1,406,577
                                                                                                               -----------------

Net Contract Owners' Equity ..............................................................................      $ 1,008,692,989
                                                                                                               =================

7.  SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983

                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,          (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                ----------    --------------------------------------------------
                                                                   1999         1998        1997       1996       1995      1994
                                                                   ----         ----        ----       ----       ----      ----
SELECTED PER UNIT DATA:
  Total investment income ...................................  $   .132     $   .243    $   .233    $   .216    $  .208   $  .192
  Operating expenses ........................................      .167         .272        .201        .154       .123      .100
                                                              ----------   ----------  ---------   ---------   --------   --------
  Net investment income (loss) ..............................     (.035)       (.029)       .032        .062       .085      .092

  Unit value at beginning of period .........................    20.017       15.510      11.763       9.668      7.120     7.194
  Net realized and change in unrealized gains (losses) ......     2.307        4.536       3.715       2.033      2.463     (.166)
                                                              ----------   ----------  ---------   ---------   --------   --------

  Unit value at end of period ...............................  $ 22.289     $ 20.017    $ 15.510    $ 11.763    $ 9.668   $ 7.120
                                                              ==========   ==========  =========   =========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .....................  $   2.27     $   4.51    $   3.75    $   2.10    $  2.55   $  (.07)
  Ratio of operating expenses to average net assets .........     1.60%  *     1.56%       1.45%       1.45%      1.45%      1.41%
  Ratio of net investment income (loss) to average net assets   (0.34)%  *   (0.16)%       0.24%       0.60%      1.02%      1.30%
  Number of units outstanding at end of period (thousands) ..    13,490       13,894      15,194      16,554     17,896     19,557
  Portfolio turnover rate ...................................       26%          50%         64%         85%        96%       103%

Contracts issued on or after May 16, 1983

                                                                   SIX
                                                                 MONTHS
                                                                  ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                ---------   -----------------------------------------------
                                                                 1999      1998        1997        1996      1995      1994
                                                                 ----      ----        ----        ----      ----      ----
SELECTED PER UNIT DATA:
  Total investment income .................................   $   .127   $   .234    $    228     $ .212    $ .205    $ .189
  Operating expenses ......................................       .186       .303         228       .175      .140      .115
                                                                ---------  ---------   ---------  ---------  --------  --------

  Net investment income (loss) ............................      (.059)     (.069)       .000       .037      .065      .074

  Unit value at beginning of period .......................      19.253     14.955      11.371      9.369     6.917     7.007
  Net realized and change in unrealized gains (losses) ....       2.218      4.367       3.584      1.965     2.387     (.164)
                                                                ---------  ---------   ---------  ---------  --------  --------

  Unit value at end of period .............................    $ 21.412   $ 19.253    $ 14.955   $ 11.371    $9.369   $6.917
                                                                =========  =========   =========  =========  ========  ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ....................   $   2.16     $ 4.30    $   3.58     $ 2.00    $ 2.45   $  (.09)
  Ratio of operating expenses to average net assets ........      1.85% *    1.81%       1.70%      1.70%     1.70%     1.65%
  Ratio of net investment income (loss) to average
     net assets.............................................    (0.59)% *  (0.41)%       0.00%      0.36%     0.79%     1.05%
  Number of units outstanding at end of period (thousands)..     33,062     32,051      29,545     27,578    26,688    26,692
  Portfolio turnover rate ..................................        26%        50%         64%        85%       96%      103%

* Annualized

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                                   NO. OF          MARKET
                                                   SHARES          VALUE
                                                -----------   --------------
 COMMON STOCKS (99.1%)

  AEROSPACE (0.8%)
    Boeing Co.                                    133,530     $    5,900,357
    General Dynamics Corp.                         36,300          2,486,550
                                                              --------------
                                                                   8,386,907
                                                              --------------
  AIRLINES (0.3%)
    AMR Corp. (A)                                  13,180            899,535
    Delta Airlines, Inc.                           39,600          2,281,950
                                                              --------------
                                                                   3,181,485
                                                              --------------

  AUTOMOTIVE (1.7%)
    Ford Motor Co.                                113,800          6,422,588
    General Motors Corp.                           87,200          5,755,200
    Lear Corporation (A)                           33,400          1,661,650
    Navistar International Corp. (A)               56,100          2,805,000
                                                              --------------
                                                                  16,644,438
                                                              --------------

  BANKING (8.0%)
    AmSouth Bancorporation                         79,200          1,836,450
    Bank of America Corp.                         148,524         10,888,666
    Bank of New York                              111,000          4,072,312
    Bank One Corp.                                 47,764          2,844,943
    BankBoston Corp.                               53,800          2,750,525
    Capital One Financial Corp.                    54,000          3,007,125
    Chase Manhattan Corp.                         103,804          8,992,021
    Comerica, Inc.                                 29,950          1,780,153
    Fifth Third Bancorp                            29,400          1,957,858
    Firstar Corp.                                 125,400          3,511,200
    First Union Corp.                              91,300          4,291,100
    Fleet Financial Group                          68,700          3,048,563
    J.P. Morgan & Company                          16,900          2,374,450
    Marshall & Ilsley Corp.                        28,300          1,820,930
    MBNA Corp.                                    130,300          3,990,437
    National City Corp.                            43,900          2,875,450
    SouthTrust Corp.                               68,700          2,634,219
    State Street Corp.                             30,000          2,561,250
    Summit Bancorp                                 50,800          2,124,075
    SunTrust Banks, Inc.                           43,100          2,992,756
    Washington Mutual, Inc.                        42,400          1,499,900
    Wells Fargo & Co.                             166,330          7,110,607
                                                              --------------
                                                                  78,964,990
                                                              --------------

  BEVERAGE (2.1%)
    Anheuser-Busch Cos.                            71,900          5,100,406
    Coca-Cola Co.                                 175,200         10,950,000
    PepsiCo, Inc.                                 138,300          5,350,481
                                                              --------------
                                                                  21,400,887
                                                              --------------

  BROKERAGE (2.4%)
    Charles Schwab Corp.                           42,800          4,702,650
    Lehman Brothers Holding, Inc.                  62,100          3,865,725
    Merrill Lynch & Co.                            85,900          6,866,631
    Morgan Stanley Dean Witter & Co.               87,725          8,991,813
                                                              --------------
                                                                  24,426,819
                                                              --------------

  BUILDING MATERIALS (0.2%)
    Masco Corp.                                    84,500          2,439,938
                                                              --------------

  CAPITAL GOODS (0.3%)
    Cordant Technologies                           37,300          1,685,494
    Deere & Co.                                    39,900          1,581,037
                                                              --------------
                                                                   3,266,531
                                                              --------------
  CHEMICALS (1.4%)
    Dow Chemical Co.                               25,100          3,184,562
    E.I. Dupont de Nemours & Co.                   70,500          4,816,031
    Lyondell Petrochemical Co.                    163,800          3,378,375
    Monsanto Co.                                   60,700          2,393,856
                                                              --------------
                                                                  13,772,824
                                                              --------------

  CONGLOMERATES (5.4%)
    Crane Co.                                      66,991          2,106,029
    Emerson Electric Co.                           28,700          1,804,513
    General Electric Co.                          299,500         33,843,500
    Minnesota Mining &
      Manufacturing Co.                            25,800          2,242,987
    TRW, Inc.                                      34,900          1,915,138
    Tyco International Ltd.                        73,500          6,964,125
    United Technologies Corp.                      73,400          5,261,862
                                                              --------------
                                                                  54,138,154
                                                              --------------

  CONSTRUCTION MACHINERY (0.5%)
    Caterpillar, Inc.                              26,700          1,602,000
    Ingersoll-Rand Co.                             46,900          3,030,913
                                                              --------------
                                                                   4,632,913
                                                              --------------

  CONSUMER (2.6%)
    Clorox Co.                                     26,300          2,809,169
    Colgate-Palmolive Co.                          21,000          2,073,750
    Gillette Co.                                   67,184          2,754,544
    Kimberly Clark Corp.                           70,060          3,993,420
    Maytag Corp.                                   34,800          2,425,125
    Procter & Gamble Co.                          100,400          8,960,700
    Unilever N.V.                                  43,821          3,056,515
                                                              --------------
                                                                  26,073,223
                                                              --------------

  CONSUMER SERVICES (0.2%)
      Rohm & Haas                                  50,000          2,143,750
                                                              --------------


  DEFENSE (0.2%)
    Raytheon Co.                                   26,400          1,857,900
                                                              --------------


  ENTERTAINMENT (1.1%)
    Carnival Corp.                                 55,400          2,686,900
    Seagram Co. Ltd.                               62,100          3,128,287
    Viacom, Inc. (A)                               48,426          2,130,744
    Walt Disney Co.                               104,365          3,215,747
                                                              --------------
                                                                  11,161,678
                                                              --------------

  FINANCE (1.9%)
    American Express Co.                           60,000          7,807,500
    Countrywide Credit Industries, Inc.            48,200          2,060,550
    Household International                        77,100          3,652,613
    Providian Financial Corp.                      41,600          3,889,600
    Pulte Corp.                                    52,400          1,208,475
                                                              --------------
                                                                  18,618,738
                                                              --------------

                                                  NO. OF          MARKET
                                                  SHARES          VALUE
                                                -----------   --------------
  FOOD (1.7%)
    Campbell Soup Co.                              33,000     $    1,530,375
    General Mills, Inc.                            38,500          3,094,438
    H. J. Heinz Co.                                53,000          2,656,625
    Kellogg Co.                                    26,900            887,700
    Sara Lee Corp.                                 77,200          1,751,475
    Suiza Foods Company (A)                        64,100          2,684,187
    Sysco Corp.                                    89,100          2,656,294
    Tricon Global Restaurants (A)                  37,000          2,002,625
                                                              --------------
                                                                  17,263,719
                                                              --------------

  HEALTHCARE (1.2%)
    Abbott Laboratories                           107,500          4,891,250
    Guidant Corp. (A)                              61,300          3,153,119
    Healthsouth Rehabilitation Corp. (A)          114,700          1,713,331
    McKesson Corp.                                 22,622            726,732
    Wellpoint Health Networks Inc. (A)             17,300          1,468,337
                                                              --------------
                                                                  11,952,769
                                                              --------------

  HOME CONSTRUCTION (0.1%)
    Kaufman & Broad Home Corp.                     45,700          1,136,788
                                                              --------------


  INDEPENDENT ENERGY (0.5%)
    Apache Corp.                                   71,500          2,788,500
    Entergy Corp.                                  82,700          2,584,375
                                                              --------------
                                                                   5,372,875
                                                              --------------

  INDUSTRIAL  (0.8%)
    CBS Corp. (A)                                  87,900          3,818,156
    Sealed Air Corp.                               36,500          2,367,938
    Waste Management, Inc.                         39,900          2,144,625
                                                              --------------
                                                                   8,330,719
                                                              --------------

  INSURANCE (2.7%)
    Aetna, Inc.                                    31,900          2,853,056
    Allstate Corp.                                106,750          3,829,656
    Ambac Financial Group, Inc.                    23,600          1,348,150
    American International Group, Inc.            119,994         14,046,798
    Everest Reinsurance Holdings                   37,000          1,207,125
    Hartford Financial Services Group              38,700          2,256,694
    Mercury General Corp.                          21,000            714,000
    20th Century Industries                        42,100            794,637
                                                              --------------
                                                                  27,050,116
                                                              --------------

  INTERGRATED ENERGY (4.6%)
    Atlantic Richfield Co.                         42,200          3,526,337
    Chevron Corp.                                  41,900          3,988,356
    Exxon Corp.                                   213,700         16,481,613
    Mobil Corp.                                    62,800          6,217,200
    Royal Dutch Petroleum Co.                     150,600          9,073,650
    Texaco, Inc.                                   58,800          3,675,000
    Union Pacific Resource Group Inc.                   1                 16
    Unocal Corp.                                   71,100          2,817,338
                                                              --------------
                                                                  45,779,510
                                                              --------------

 MEDIA (2.7%)
    Comcast Corp.                                 117,400          4,512,563
    Clear Channel
      Communications, Inc. (A)                     58,530          4,034,912
    Gannett Company, Inc.                          47,000          3,354,625
    Meredith Corp.                                 48,300          1,672,388
    New York Times Co.                             68,600          2,525,338
    Time Warner, Inc.                             121,500          8,930,250
    Times Mirror Co.                               39,000          2,310,750
                                                              --------------
                                                                  27,340,826
                                                              --------------

  METALS (0.9%)
    Alcoa, Inc.                                    83,772          5,183,392
    Bethlehem Steel Corp. (A)                     104,100            800,269
    Phelps Dodge Corp.                             16,000            991,000
    W. R. Grace & Co. (A)                         129,400          2,377,725
                                                              --------------
                                                                   9,352,386
                                                              --------------

  NATURAL GAS PIPELINE (0.5%)
    Enron Corp.                                    20,700          1,692,225
    Sonat, Inc.                                    30,800          1,020,250
    Williams Cos.                                  55,500          2,362,219
                                                              --------------
                                                                   5,074,694
                                                              --------------

  OIL FIELD (0.5%)
    Halliburton Co.                                17,900            809,975
    Schlumberger Ltd.                              72,000          4,585,500
                                                              --------------
                                                                   5,395,475
                                                              --------------

  PAPER (1.0%)
    Georgia-Pacific Group                          61,600          2,918,300
    International Paper Co.                        65,100          3,287,550
    Mead Corp.                                     63,550          2,653,213
    Weyerhaeuser Co.                               13,000            893,750
                                                              --------------
                                                                   9,752,813
                                                              --------------

  PHARMACEUTICALS (9.1%)
    Allergan, Inc.                                 36,500          4,051,500
    American Home Products Corp.                  128,000          7,360,000
    Amgen, Inc. (A)                                73,100          4,447,682
    Baxter International, Inc.                     42,000          2,546,250
    Bristol-Myers Squibb Co.                      137,000          9,649,937
    CVS Corp.                                      73,000          3,732,125
    Eli Lilly & Co.                                88,300          6,324,488
    Johnson & Johnson                             135,200         13,249,600
    Merck & Co.                                   199,500         14,763,000
    Pfizer, Inc.                                  109,230         11,987,992
    Pharmacia & Upjohn, Inc.                       34,700          1,971,394
    Schering-Plough Corp.                         103,900          5,506,700
    Warner-Lambert Co.                             76,300          5,293,313
                                                              --------------
                                                                  90,883,981
                                                              --------------

  RAILROADS (0.2%)
    CSX Corp.                                      33,900          1,536,094
    Union Pacific Corp.                            13,900            810,544
                                                              --------------
                                                                   2,346,638
                                                              --------------

                                               NO. OF         MARKET
                                               SHARES         VALUE
                                             -----------   --------------
  RETAILERS (5.6%)
    Costco Cos. (A)                            35,300     $    2,825,105
    Dayton Hudson Corp.                        73,200          4,758,000
    Home Depot, Inc.                          131,098          8,447,627
    KMart Corp. (A)                           150,300          2,470,556
    May Deptartment Stores Co.                 24,400            997,350
    McDonalds Corp.                           154,900          6,399,306
    J.C. Penney Company, Inc.                  17,500            849,844
    Staples, Inc. (A)                          92,100          2,846,470
    The Gap, Inc.                              63,650          3,206,369
    TJX Companies Inc.                         84,600          2,818,237
    Wal-Mart Stores, Inc.                     423,400         20,429,050
                                                          --------------
                                                              56,047,914
                                                          --------------

  SERVICES (5.7%)
    Cendant Corp.                             177,500          3,638,750
    Medtronic, Inc.                            54,200          4,220,825
    Microsoft Corp. (A)                       468,800         42,250,600
    Oracle Corp. (A)                          200,187          7,431,942
                                                          --------------
                                                              57,542,117
                                                          --------------

  SUPERMARKETS (0.5%)
    Kroger Co. (A)                             84,000          2,346,750
    Safeway, Inc. (A)                          60,430          2,991,285
                                                          --------------
                                                               5,338,035
                                                          --------------

  TECHNOLOGY (15.4%)
    America Online, Inc. (A)                  126,300         13,956,150
    Applied Materials, Inc. (A)                71,600          5,287,216
    BMC Software, Inc. (A)                     69,900          3,772,419
    Ceridian Corp. (A)                         54,100          1,768,394
    Cisco Systems, Inc. (A)                   303,250         19,531,210
    Compaq Computer Corp.                      79,368          1,880,030
    Computer Associates International          44,900          2,469,500
    Computer Sciences Corp. (A)                33,900          2,345,456
    Compuware Corp. (A)                       128,000          4,068,006
    Dell Computer Corp. (A)                   221,520          8,189,328
    Eastman Kodak Co.                          28,000          1,897,000
    EG&G, Inc.                                 66,200          2,358,375
    EMC Corp. (A)                              84,300          4,636,500
    Gateway 2000 Inc. (A)                      11,900            702,100
    General Instrument Corp. (A)               60,400          2,567,000
    Hewlett-Packard Co.                        89,300          8,974,650
    Honeywell, Inc.                            22,000          2,549,250
    Intel Corp.                               290,800         17,293,527
    International Business
      Machines Corp.                          176,100         22,760,925
    Micron Technology, Inc. (A)                33,200          1,338,375
    Motorola, Inc.                             40,900          3,875,275
    Solectron Corp. (A)                        53,700          3,581,118
    Sun Microsystems Inc. (A)                 104,800          7,221,380
    Symbol Technologies, Inc.                  37,550          1,384,656
    Tellabs, Inc. (A)                          28,000          1,892,626
    Texas Instruments, Inc.                    29,400          4,263,000
    Xerox Corp.                                59,300          3,502,406
                                                          --------------
                                                             154,065,872
                                                          --------------

  TELECOMMUNICATIONS (11.4%)
    Ameritech Corp.                            73,000          5,365,500
    AT&T Corp.                                318,545         17,778,793
    Bell Atlantic Corp.                       116,158          7,593,829
    BellSouth Corp.                           100,000          4,687,500
    Centurytel, Inc.                           64,950          2,581,763
    GTE Corp.                                  54,800          4,151,100
    Lucent Technologies                       282,698         19,064,446
    MCI Worldcom, Inc. (A)                    190,751         16,410,556
    MediaOne Group, Inc. (A)                   67,900          5,050,062
    Nextel Communications Inc. (A)             73,500          3,691,082
    Nortel Networks Corp.                      38,200          3,316,238
    SBC Communications, Inc.                  159,820          9,269,560
    Sprint Corp.- Fon Group                   107,812          5,693,821
    Sprint Corp.- PCS Group (A)                94,153          5,378,491
    US West, Inc.                              78,670          4,621,863
                                                          --------------
                                                             114,654,604
                                                          --------------

  TEXTILE (0.4%)
    Fruit of the Loom (A)                      64,800            631,800
    Nike, Inc.                                 52,800          3,342,900
                                                          --------------
                                                               3,974,700
                                                          --------------

  TOBACCO (1.2%)
    Loews Corp.                                16,500          1,305,563
    Philip Morris Cos.                        259,800         10,440,712
                                                          --------------
                                                              11,746,275
                                                          --------------

  TRANSPORTATION (0.5%)
    FDX Corp. (A)                              57,700          3,130,225
    Ryder Systems, Inc.                        68,800          1,788,800
                                                          --------------
                                                               4,919,025
                                                          --------------

  U.S. AGENCY (1.2%)
    Federal Home Loan Mortgage Corp.           86,000          4,988,000
    Federal National
      Mortgage Association                    109,300          7,473,388
                                                          --------------
                                                              12,461,388
                                                          --------------

  UTILITIES (1.6%)
    Alltel Corp.                               45,200          3,231,800
    Central & South West Corp.                 85,100          1,989,213
    Edison International                       99,900          2,672,325
    FPL Group, Inc.                            48,100          2,627,463
    PP&L Resources, Inc.                       61,800          1,900,350
    Southern Co.                               44,300          1,173,950
    Texas Utilities Co.                        61,900          2,553,375
                                                          --------------
                                                              16,148,476
                                                          --------------

    TOTAL COMMON STOCKS
         (COST $673,823,825)                                 995,042,890
                                                          --------------

                                                  PRINCIPAL              MARKET
                                                    AMOUNT               VALUE
                                               -----------------    -----------------
SHORT-TERM INVESTMENTS (0.9%)

  COMMERCIAL PAPER (0.7%)
   G. E. Capital Corp.,
    5.19% due July 7, 1999                   $        4,000,000   $        3,995,852
   Household Financial Corp.,
    5.83% due July 1, 1999                            3,363,000            3,363,000
                                                                  -------------------
                                                                           7,358,852
                                                                  -------------------

  U.S. TREASURY (0.2%)
   United States of America Treasury,
    4.85% due April 27, 2000 (B)                      1,475,000            1,418,269
                                                                  -------------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $8,777,864)                                         8,777,121
                                                                  -------------------

                                                   NOTIONAL
                                                    VALUE
                                               -----------------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
    Exp. September, 1999 (C)                $         2,763,400                    -
                                                                  -------------------


    TOTAL INVESTMENTS (100%)
     (COST $682,601,689) (D)                                      $    1,003,820,011
                                                                  ===================

NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,120,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1999, net unrealized appreciation for all securities was $321,218,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $338,482,152 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $17,263,830.

                        See Notes to Financial Statements

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Quality Bond Account For Variable Annuities ("Account QB") returned -.31% in the second quarter versus a -.40% for the Lehman Intermediate Government/Corporate Index (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds). Account QB outperformed it's benchmark by 9 basis points this quarter, and it is 123 basis points ahead for 1999.

Rates rose during the second quarter. The Salomon Corporate Bond Index widened 12 basis points and Treasury yields moved up 30 to 50 basis points, with the 5 Year Treasury ending at 5.65%, up from 5.14% at the beginning of the second quarter.

The rise in interest rates reflected continued market concerns over strong U.S. economic growth and the Federal Reserve Board's ("Fed") funds target increase of 25 basis points. The market continues to price in the possibility of additional Fed tightening, which is possible later this year if continued robust growth exceeds the Fed's estimates for Gross Domestic Product capacity. Current domestic economic statistics generally favor continued growth.

In addition to monitoring market sentiment regarding the Fed's bias, we are closely watching price indices for signs of inflation. April's 0.7% Consumer Pricing Index jump appears to be an aberration driven mostly by temporary factors.

Strong corporate issuance has resulted in wider yield spreads. We continue to favor yield spread products and believe this is a good buying opportunity for the long-term, but we will closely watch for signs of credit deterioration.

We believe that the best strategy is to be overweight in corporates. Some of our favorite industries are energy and cyclical bonds. New issues provide more attractive pricing than secondary offerings, and we try to add these to the portfolio when possible. We are duration-neutral and do not see any compelling curve or duration bets.

PORTFOLIO MANAGER: F. DENNEY VOSS

                                  [TAMIC LOGO]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999

ASSETS:
    Investment securities, at market value (cost $162,608,363) ....    $ 160,558,233
    Receivables:
      Interest ....................................................        2,393,167
      Investment securities sold ..................................        5,153,800
      Purchase payments and transfers from other Travelers accounts           43,858
    Other assets ..................................................            9,379
                                                                      --------------

         Total Assets .............................................      168,158,437
                                                                      --------------

LIABILITIES:
    Cash overdraft ................................................          185,523
    Payables:
      Investment securities purchased .............................       12,372,616
      Contract surrenders and transfers to other Travelers accounts           96,420
      Investment management and advisory fees .....................            8,232
      Insurance charges ...........................................           29,910
                                                                      --------------

         Total Liabilities ........................................       12,692,701
                                                                      --------------

NET ASSETS:                                                            $ 155,465,736
                                                                      ==============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Interest .......................................................               $4,996,533

EXPENSES:
  Investment management and advisory fees ....................    $    255,091
  Insurance charges ..........................................         935,937
                                                                 --------------

     Total expenses ..........................................                    1,191,028
                                                                                ------------

       Net investment income .................................                    3,805,505
                                                                                ------------

REALIZED LOSS AND CHANGE IN UNREALIZED LOSS
       ON INVESTMENT SECURITIES:
  Realized loss from investment security transactions:
     Proceeds from investment securities sold ................     241,414,541
     Cost of investment securities sold ......................     243,305,960
                                                                 --------------

       Net realized loss .....................................                    (1,891,419)


  Change in unrealized loss on investment securities:

     Unrealized loss at December 31, 1998 ....................          (6,261)
     Unrealized loss at June 30, 1999 ........................      (2,050,130)
                                                                 --------------

     Net change in unrealized loss for the period ............                    (2,043,869)
                                                                                 ------------

       Net realized loss and change in unrealized loss  ......                    (3,935,288)
                                                                                 ------------

  Net decrease in net assets resulting from operations ........                  $  (129,783)
                                                                                 ============


                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS
                                                                                              ENDED           YEAR ENDED
                                                                                             JUNE 30,         DECEMBER 31,
                                                                                               1999               1998
                                                                                               ----               ----
                                                                                            (UNAUDITED)

OPERATIONS:
 Net investment income .............................................................       $   3,805,505    $   7,612,761
 Net realized gain (loss) from investment security transactions ....................          (1,891,419)       4,823,305
 Net change in unrealized gain (loss) on investment securities .....................          (2,043,869)      (1,701,374)
                                                                                          ---------------  ---------------

   Net increase (decrease) in net assets resulting from operations .................            (129,783)      10,734,692
                                                                                          ---------------  ---------------

UNIT TRANSACTIONS:
 Participant purchase payments
   (applicable to 1,078,032 and 2,278,275 units, respectively) .....................           6,222,604       12,701,859
 Participant transfers from other Travelers accounts
   (applicable to 1,662,657 and 3,679,128 units, respectively) .....................           9,607,822       20,644,939
 Administrative charges
   (applicable to 8,322 and 17,717 units, respectively)  ...........................             (47,828)        (100,331)
 Contract surrenders
   (applicable to 1,547,940 and 2,743,477 units, respectively) .....................          (8,982,747)     (15,435,681)
 Participant transfers to other Travelers accounts
   (applicable to 2,504,541 and 4,063,248 units, respectively) .....................         (14,483,806)     (22,650,450)
 Other payments to participants
   (applicable to 81,751 and 206,656 units, respectively)  .........................            (473,238)      (1,173,615)
                                                                                          ---------------- ----------------

   Net decrease in net assets resulting from unit transactions .....................          (8,157,193)      (6,013,279)
                                                                                          ---------------- ----------------

     Net increase (decrease) in net assets .........................................          (8,286,976)       4,721,413

NET ASSETS:
 Beginning of period ...............................................................         163,752,712      159,031,299
                                                                                          ---------------  ---------------

 End of period .....................................................................       $ 155,465,736    $ 163,752,712
                                                                                          ===============  ===============


                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $294,314,080 and $285,082,441, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $130,939,565 and $160,411,728, respectively, for the six months ended June 30, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $3,850 and $8,940 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $32,592 and $70,717 of contingent deferred sales charges for six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $250,000 and $457,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of June 30, 1999 and December 31, 1998, respectively. Transactions with this affiliate during the six months ended June 30, 1999 and the year ended December 31, 1998, were comprised of participant purchase payments of approximately $25,000 and $112,000 and contract surrenders of approximately $232,000 and $74,000, respectively.

5.  CHANGE IN ACCOUNTANTS

Account QB did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account QB. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

6.  NET CONTRACT OWNERS' EQUITY



                                                                                         JUNE 30, 1999
                                                                         ---------------------------------------------

                                                                                             UNIT           NET
                                                                                UNIT         VALUE        ASSETS
                                                                                ----         -----        ------
Accumulation phase of contracts issued prior to May 16, 1983  . . .          6,478,093     $   5.993  $  38,830,436
Annuity phase of contracts issued prior to May 16, 1983 . . . . . .            123,630         5.993        741,052
Accumulation phase of contracts issued on or after May 16, 1983 . .         20,118,814         5.757    115,846,319
Annuity phase of contracts issued on or after May 16, 1983  . . . .              8,324         5.757         47,929
                                                                                                     -----------------
Net Contract Owners' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $ 155,465,736
                                                                                                     =================

7. SUPPLEMENTARY INFORMATION

   (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                              SIX
                                                                   MONTHS
                                                                   ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,        (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  --------    ---------------------------------------------------
                                                                    1999       1998       1997       1996       1995       1994
                                                                    ----       ----       ----       ----       ----       ----
SELECTED PER UNIT DATA:

    Total investment income ...................................    $ .188     $ .363      $ .353     $ .379     $ .328     $ .318
    Operating expenses ........................................      .039       .076        .071       .067       .063       .059
                                                                   ------     ------      ------     ------     ------     ------
    Net investment income .....................................      .149       .287        .282       .312       .265       .259

    Unit value at beginning of period .........................     5.994      5.593       5.234      5.050      4.400      4.498
    Net realized and change in unrealized gains (losses) ......    (.150)       .114        .077     (.128)       .385     (.357)
                                                                   ------     ------      ------     ------     ------     ------
    Unit value at end of period ...............................    $5.993     $5.994      $5.593     $5.234     $5.050     $4.400
                                                                   ======     ======      ======     ======     ======     ======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:

    Net increase (decrease) in unit value .....................    $(.00)     $  .40      $  .36     $  .18       $.65     $(.10)
    Ratio of operating expenses to average net assets .........     1.33% *    1.33%       1.33%      1.33%      1.33%      1.33%
    Ratio of net investment income to average net assets ......     4.99% *    4.96%       5.25%      6.12%      5.54%      5.87%
    Number of units outstanding at end of period (thousands) ..     6,602      6,880       7,683      8,549      9,325     10,694
    Portfolio turnover rate ...................................      200%       438%        196%       176%       138%        27%

Contracts issued on or after May 16, 1983
                                                                    SIX
                                                                   MONTHS
                                                                   ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,        (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  -------       ------------------------------------------------

                                                                    1999         1998       1997       1996       1995      1994
                                                                    ----         ----       ----       ----       ----      ----
SELECTED PER UNIT DATA:

    Total investment income ...................................     $.181        $.350      $.342      $.368      $.319     $.310
    Operating expenses ........................................      .045         .088       .082       .078       .073      .069
                                                                   ------       ------     ------     ------     ------    ------
    Net investment income .....................................      .136         .262       .260       .290       .246      .241

    Unit value at beginning of period .........................     5.765        5.393      5.060      4.894      4.274     4.381
    Net realized and change in unrealized gains (losses) ......    (.144)         .110       .073     (.124)       .374    (.348)
                                                                   ------       ------     ------     ------     ------    ------
    Unit value at end of period ...............................    $5.757       $5.765     $5.393     $5.060     $4.894    $4.274
                                                                   ======       ======     ======     ======     ======    ======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:

    Net increase (decrease) in unit value .....................    $(.01)         $.37       $.33       $.17       $.62    $(.11)
    Ratio of operating expenses to average net assets .........     1.57% *      1.57%      1.57%      1.57%      1.57%     1.57%
    Ratio of net investment income to average net assets ......     4.74% *      4.71%      5.00%      5.87%      5.29%     5.62%
    Number of units outstanding at end of period (thousands) ..    20,127       21,251     21,521     24,804     27,066    27,033
    Portfolio turnover rate                                          200%         438%       196%       176%       138%       27%

  * Annualized

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1999

                                              PRINCIPAL             MARKET
                                               AMOUNT                VALUE
                                           --------------       --------------
BONDS (82.0%)
 Airlines (1.0%)
  Delta Air lines, Inc.,
   9.25% Sinking Fund 2007 (A)             $    1,575,087       $    1,578,174
                                                                --------------

BANKING (12.3%)
 Banponce Financial Corp.,
  7.30% Debentures, 2002                        4,100,000            4,141,111
 Capital One Financial Corp.,
  6.57% Debentures, 2003                        8,100,000            7,999,933
 HSBC Holding PLC,
  7.50% Debentures, 2009                        7,500,000            7,562,580
                                                                --------------
                                                                    19,703,624
                                                                --------------
FINANCE (17.8%)
 Comdisco, Inc.,
  6.13% Debentures, 2001                        4,000,000            3,967,536
 FINOVA Capital Corp.,
  6.25% Debentures, 2002                        7,500,000            7,395,503
 GM Acceptance Corp.,
  6.85% Debentures, 2004                        3,800,000            3,831,821
 Marlin Water Trust,
  7.09% Debentures, 2001                        7,500,000            7,536,112
 Orix Credit Alliance,
  6.78% Debentures, 2001                        5,900,000            5,816,078
                                                                --------------
                                                                    28,547,050
                                                                --------------
HEALTHCARE (2.9%)
 Columbia/ HCA Healthcare Corp.,
  6.87% Debentures, 2003                        5,000,000            4,696,015
                                                                --------------

INTERGRATED ENERGY (11.0%)
 Atlantic Richfield Co.,
  5.90% Debentures, 2009                        5,700,000            5,355,378
 Noram Energy Corp.,
  7.50% Debentures, 2000                        7,250,000            7,333,593
 Occidental Petroleum Corp.,
  7.65% Debentures, 2006                        5,000,000            5,038,090
                                                                --------------
                                                                    17,727,061
                                                                --------------
PAPER (2.5%)
 Noranda Forest, Inc.,
  8.88% Debentures, 1999                        4,000,000            4,025,440
                                                                --------------

REAL ESTATE (7.3%)
 CarrAmerica Realty Corp.,
  6.63% Debentures, 2000                        5,200,000            5,165,212
 Nationwide Health Properties, Inc.,
  6.90% Debentures, 2037                        7,000,000            6,519,569
                                                                --------------
                                                                    11,684,781
                                                                --------------
RETAIL (4.8%)
 Dayton Hudson Corp.,
  6.80% Debentures, 2001                        1,800,000            1,812,915
 Saks, Inc.,
  7.25% Debentures, 2004                        4,000,000            4,012,832
 Saks, Inc.,
  7.50% Debentures, 2010                        2,000,000            1,981,686
                                                                --------------
                                                                     7,807,433
                                                                --------------
TELECOMMUNICATIONS (10.8%)
 AT&T Capital Corp.,
  6.86% Debentures, 2001                        8,200,000            8,179,090
 MCI Worldcom, Inc.,
  6.40% Debentures, 2005                        1,700,000            1,670,282
 Telecom New Zealand
  Financial Corp.,
   6.25% Debentures, 2003                       7,500,000            7,439,880
                                                                --------------
                                                                    17,289,252
                                                                --------------
TOBACCO (4.8%)
 Nabisco, Inc.,
  6.70% Debentures, 2002                        7,800,000            7,715,744
                                                                --------------

UTILITIES (6.8%)
 Appalachian Pwr Co.,
  6.60% Debentures, 2009                        7,600,000            7,311,017
 CMS Energy Corp.,
  7.63% Debentures, 2004                        1,750,000            1,695,143
 CMS Energy Corp.,
  6.75% Debentures, 2004                        2,000,000            1,892,684
                                                                --------------
                                                                    10,898,844
                                                                --------------
  TOTAL BONDS
   (COST $133,791,233)                                             131,673,418
                                                                --------------

U.S. GOVERNMENT AGENCY
 SECURITIES (6.1%)

 Federal Home Loan Mortgage Corp.,
  6.30% Debentures, 2004                        3,700,000            3,670,574
 Federal National Mortgage
  Association,
   5.63% Debentures, 2004                       6,250,000            6,105,731
                                                                --------------

  TOTAL U.S. GOVERNMENT
   AGENCY SECURITIES
    (COST $9,742,375)                                                9,776,305
                                                                --------------

U.S. GOVERNMENT
 SECURITIES (5.8%)

 United States of America Treasury,
  7.25% Notes, 2004                             3,800,000            4,037,500
 United States of America Treasury,
  6.88% Notes, 2004                             5,000,000            5,265,625
                                                                --------------

TOTAL U.S. GOVERNMENT
 SECURITIES
  (COST $9,269,479)                                                  9,303,125
                                                                --------------

                                                  PRINCIPAL              MARKET
                                                   AMOUNT                VALUE
                                               ----------------     ----------------
SHORT-TERM INVESTMENTS (6.1%)

  COMMERCIAL PAPER (6.1%)
   Ford Motor Credit Co.,
    5.33% due July 6, 1999                     $      3,000,000     $      2,997,327
   Household Financial Corp.,
    5.83% due July 1, 1999                            4,907,000            4,907,000
   Orix Credit Alliance,
    6.40% due November 22, 1999                       1,900,000            1,901,058
                                                                    ----------------

     TOTAL SHORT-TERM
     INVESTMENTS (COST $9,805,276)                                         9,805,385
                                                                    ----------------

    TOTAL INVESTMENTS (100%)
     (COST $162,608,363) (B)                                        $    160,558,233
                                                                    ================

NOTES

(A)     Restricted Security.

(B) At June 30, 1999, net unrealized depreciation for all securities was $2,050,130. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $318,668 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,368,798.

                       See Notes to Financial Statements

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

The U.S. economic expansion continued in the first six months of 1999, with leadership on the production side of the economy shifting from the construction sector to the industrial sector. Unemployment remained low, edging up to 4.3% at the end of June. It is estimated that real Gross Domestic Product growth for the second quarter is to remain at 3.9%.

The six months ended with the 30-year Treasury Bond yield at 5.96% and the federal funds rate at 5.00%. The 30-year Treasury Bond yield was up 34 basis points from the first quarter and 87 basis points from year-end. During the second quarter, the Federal Open Market Committee ("FOMC") raised its target federal funds rate by 25 basis points, to 5.00%, as was widely expected. Although the FOMC had moved back to an unbiased inter-meeting policy directive, the economic environment that provoked the 25 basis points tightening is likely to persist and may require additional tightening in order to unwind last fall's monetary policy accommodation of 75 basis points.

The strategy in management of The Travelers Money Market Account for Variable Annuities, will be to maintain the current average life for maturities at 50 days. At June 30, 1999 the asset size of the portfolio was $113.9 million with an average yield of 4.95%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.


                                  [TAMIC LOGO]

                     THE TRAVELERS MONEY MARKET ACCOUNT FOR
                               VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999


ASSETS:
Investment securities, at market value (cost $115,563,249) .......................      $115,480,095
Receivables:
  Interest .......................................................................           153,572
  Investment securities sold .....................................................         5,737,906
  Purchase payments and transfers from other Travelers accounts ..................           238,218
Other assets .....................................................................             2,647
                                                                                        ------------

    Total Assets .................................................................       121,612,438
                                                                                        ------------

LIABILITIES:
  Cash overdraft .................................................................         1,010,135
Payables:
  Investment securities purchased ................................................         4,727,228
  Contract surrenders and transfers to other Travelers accounts ..................         1,939,047
  Investment management and advisory fees ........................................             6,265
  Insurance charges ..............................................................            24,213
                                                                                        ------------

    Total Liabilities ............................................................         7,706,888
                                                                                        ------------

NET ASSETS: ......................................................................      $113,905,550
                                                                                        ============



                       See Notes to Financial Statements

                     THE TRAVELERS MONEY MARKET ACCOUNT FOR
                               VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE SIX MONTHS JUNE 30, 1999

INVESTMENT INCOME:

  Interest .....................................................                   $2,643,505


EXPENSES:
  Investment management and advisory fees ......................    $177,380
  Insurance charges ............................................     685,534
                                                                    --------

Total expenses .................................................                      862,914
                                                                                   ----------

Net investment income ..........................................                    1,780,591
                                                                                   ----------

Net increase in net assets resulting from operations ...........                   $1,780,591
                                                                                   ==========


                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                         ENDED                 YEAR ENDED
                                                                                        JUNE 30,              DECEMBER 31,
                                                                                          1999                    1998
                                                                                          ----                    ----
                                                                                      (UNAUDITED)
OPERATIONS:
  Net investment income ........................................................     $    1,780,591          $    3,950,167
                                                                                     ---------------         ---------------

    Net increase in net assets resulting from operations .......................          1,780,591               3,950,167
                                                                                     ---------------         ---------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 3,489,719 and 6,095,251 units, respectively) ................          8,633,354              14,649,623
  Participant transfers from other Travelers accounts
    (applicable to 59,814,538 and 118,152,715 units, respectively) .............        147,772,915             284,523,651
  Administrative charges
    (applicable to 20,079 and 37,011 units, respectively) ......................            (49,990)                (89,783)
  Contract surrenders
    (applicable to 5,578,587 and 8,681,249 units, respectively) ................        (13,801,526)            (20,899,693)
  Participant transfers to other Travelers accounts
    (applicable to 53,528,013 and 109,964,438 units, respectively) .............       (132,266,519)           (265,042,626)
  Other payments to participants
    (applicable to 120,152 and 143,957 units, respectively) ....................           (298,811)               (346,736)
                                                                                     ---------------         ---------------

    Net increase in net assets resulting from unit transactions ................          9,989,423              12,794,436
                                                                                     ---------------         ---------------

      Net increase in net assets ...............................................         11,770,014              16,744,603

NET ASSETS:
  Beginning of period ..........................................................        102,135,536              85,390,933
                                                                                     ---------------         ---------------

  End of period ................................................................     $  113,905,550          $  102,135,536
                                                                                     ===============         ===============


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $91,786 and $153,043 of contingent deferred sales charges for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

3. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $3,230,000 and $3,434,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of June 30, 1999 and December 31, 1998, respectively. Transactions with this affiliate during the six months ended June 30, 1999 and the year ended December 31, 1998, were comprised of participant purchase payments of approximately $1,935,000 and $2,874,000 and contract surrenders of approximately $2,197,000 and $2,269,000, respectively.

4. CHANGE IN ACCOUNTANTS

Account MM did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account MM. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

5. NET CONTRACT OWNERS' EQUITY

                                                                                   JUNE 30, 1999
                                                                     -------------------------------------------
                                                                                        UNIT          NET
                                                                          UNITS         VALUE        ASSETS
                                                                          -----         -----        ------
Accumulation phase of contracts issued prior to May 16, 1983.......         24,252    $  2.593    $      62,893
Annuity phase of contracts issued prior to May 16, 1983............         61,554       2.593          159,626
Accumulation phase of contracts issued on or after May 16, 1983....     45,517,899       2.491      113,398,236
Annuity phase of contracts issued on or after May 16, 1983.........        114,316       2.491          284,795
                                                                                                 ---------------
Net Contract Owners'
Equity.......................................................................................    $  113,905,550
                                                                                                 ===============

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983

                                                                     SIX
                                                                    MONTHS
                                                                     ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                    JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  ----------   ----------------------------------------------------
                                                                      1999       1998       1997       1996        1995      1994
                                                                     -----      -----      -----      -----        -----    -----
SELECTED PER UNIT DATA:
   Total investment income ..................................     $ .062       $  .138     $ .134      $  .125     $ .130    $ .091
   Operating expenses .......................................       .017          .033       .032         .030       .030      .028
                                                                  --------      -------    -------     -------    -------   -------

   Net investment income.....................................       .045          .105       .102         .095       .100      .063

   Unit value at beginning of period ........................      2.548         2.443      2.341        2.246      2.146     2.083
                                                                  --------      -------    -------      -------    -------   -------

   Unit value at end of period...............................    $ 2.593       $ 2.548    $ 2.443     $ 2.341    $  2.246   $ 2.146
                                                                  ========      =======    =======     =======    ========   =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value................................      $ . 04       $  .11     $  .10      $  .10     $   .10    $  .06
   Ratio of operating expenses to average net assets ........       1.33%  *      1.33%      1.33%       1.33%       1.33%     1.33%
   Ratio of net investment income to average net assets .....       3.64%  *      4.20%      4.27%       4.10%       4.61%     2.98%
   Number of units outstanding at end of period (thousands)..         86            91        105         112        206       206

Contracts issued prior to May 16, 1983

                                                                    SIX
                                                                  MONTHS
                                                                   ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,           (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                ----------     ----------------------------------------------------
                                                                    1999         1998       1997       1996        1995      1994
                                                                   -----        -----      -----      -----       -----     -----
SELECTED PER UNIT DATA:
   Total investment income.................................     $   .060       $   .133   $   .128   $   .121   $   .127  $   .087
   Operating expenses......................................         .019           .038       .036       .035       .034      .032
                                                                ---------      ---------  ---------  ---------  --------- ---------

   Net investment income...................................         .041           .095       .092       .086       .093      .055

   Unit value at beginning of period.......................        2.450          2.355      2.263      2.177      2.084     2.029
                                                                ---------      ---------  ---------  ---------  --------- ---------

   Unit value at end of period.............................     $  2.491       $  2.450   $  2.355   $  2.263   $  2.177  $  2.084
                                                                =========      =========  =========  =========  ========= =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value................................   $   .04       $    . 10   $   .09   $    .09   $    .09  $    .06
   Ratio of operating expenses to average net assets..........     1.57%  *       1.57%      1.57%      1.57%      1.57%     1.57%
   Ratio of net investment income to average net assets.......     3.39%  *       3.95%      4.02%      3.84%      4.36%     2.72%
   Number of units outstanding at end of period (thousands)...    45,632         41,570     36,134     38,044     35,721    39,675

* Annualized

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1999

                                                   PRINCIPAL             MARKET
                                                    AMOUNT                VALUE
                                               -----------------    -----------------
SHORT-TERM INVESTMENTS (100%)
  COMMERCIAL PAPER (100%)
   American Express Credit Corp.,
    4.93% due August 26, 1999               $         4,550,000   $        4,512,267
   American Home Products Corp.,
    4.93% due August 9, 1999                          5,000,000            4,971,205
   Asset Securitization Corp.,
    4.95% due July 21, 1999                           5,625,000            5,607,900
   Associates Corp. of North America,
    4.99% due October 15, 1999                        4,375,000            4,387,014
   Boeing Capital Corp.,
    5.08% due July 8, 1999                            2,390,000            2,387,173
   CIT Group Holdings, Inc.,
    4.95% due August 2, 1999                          4,000,000            3,981,080
   Coca-Cola Co.,
    4.95% due July 13, 1999                           4,000,000            3,992,384
   DE Funding Corp.,
    5.13% due July 8, 1999                            2,228,000            2,225,364
   DE Funding Corp.,
    5.12% due July 19, 1999                           3,115,000            3,106,412
   Eastman Kodak Co.,
    4.92% due July 27, 1999                           5,750,000            5,727,701
   Ford Motor Credit Co.,
    4.96% due July 19, 1999                           4,500,000            4,487,593
   GE Capital Corp.,
    4.96% due August 17, 1999                         1,500,000            1,489,582
   GM Acceptance Corp.,
    5.17% due April 17, 2000                          3,500,000            3,518,252
   Goldman Sachs Group LP,
    5.05% due March 1, 2000                           5,000,000            5,000,000
   Harvard University,
    4.93% due July 9, 1999                            5,500,000            5,492,696
   Household Financial Corp.,
    5.96% due July 1, 1999                            4,728,000            4,728,000
   J. P. Morgan & Company, Inc.,
    5.02% due December 10, 1999                       5,000,000            4,877,295
   Merrill Lynch & Company, Inc.,
    5.12% due July 20, 1999                           2,500,000            2,492,752
   Merrill Lynch & Company, Inc.,
    4.91% due July 28, 1999                           3,250,000            3,236,948
   Newell Co.,
    4.99% due July 14, 1999                           2,550,000            2,544,783
   Northern States Power Co.,
    5.33% due July 7, 1999                            3,115,000            3,111,770
   Paccar Financial Corp.,
    4.96% due July 13, 1999                           1,575,000            1,572,001
   PepsiCo, Inc.,
    4.99% due August 19, 1999                         2,000,000            1,999,262
   Pfizer, Inc.,
    4.94% due July 8, 1999                            4,500,000            4,494,677
   Progress Capital Holdings, Inc.,
    5.03% due July 6, 1999                            5,750,000            5,744,877
   Providian Master Trust,
    4.96% due July 13, 1999                           5,600,000            5,589,338
   Prudential Funding Corp.,
    4.94% due July 8, 1999                            5,100,000            5,093,967
   TECO Financial, Inc.,
    4.94% due July 23, 1999                           5,800,000            5,780,738
   Walt Disney Co.,
    4.98% due November 4, 1999                        1,462,000            1,434,226
   Walt Disney Co.,
    4.98% due November 9, 1999                        1,931,000            1,892,838
                                                                  -------------------
    TOTAL INVESTMENTS (100%)
     (COST $115,563,249)                                          $      115,480,095
                                                                  ===================


                        See Notes to Financial Statements

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



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

                               Investment Adviser
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

                             Investment Sub-Adviser
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                             Independent Accountants
                                    KPMG LLP
                              Hartford, Connecticut

                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

The financial information included herein has been taken from the records of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and The Travelers Money Market Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.




















VG-137  (Semi-Annual)  (6-99)  Printed in U.S.A